SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): September 20, 2000

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States           333-59845-01 	 	36-7282500
 (State or Other  	(Commission File	(I.R.S Employer
  Jurisdiction of  	 Number)		 Identification
  Incorporation					 Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated September 20, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date September 20, 2000.
		     Principal		Interest	  Ending Balance
Cede & Co.	$ 5,945,483.99      $ 2,383,920.08 	$  409,854,529.48


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated September 20, 2000
Statement to Certificateholders (Page 1 of 2)

	Distribution Date:						9/20/00

		INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
		 (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

	A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

		Investor Certificate Interest Distributed		 4.767840
		Investor Certificate Interest Shortfall Distributed	 0.000000
		Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

		Managed Amortization Period ? (Yes=1; No=0)		 1
		Investors Certificate Principal Distributed		 11.890968
		  Principal Distribution Amount				 11.649417
		  Maximum Principal Payment			         32.520859
		  Alternative Principal Payment			     	 11.649417
		  Principal Collections less Additional Balances	 11.649417
		  Investor Loss Amount Distributed to Investors		  0.211897
		  Accelerated Principal Distribution Amount		  0.029653
		  Credit Enhancement Draw Amount			  0.00

		Total Amount Distributed to Certificateholders (P & I)   16.658808

	B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

		Beginning Investor Certificate Balance    	      415,800,013.47
		Ending Investor Certificate Balance		      409,854,529.48
		Beginning Invested Amount			      423,491,285.26
		Ending Invested Amount				      417,560,627.91
		Investor Certificateholder Floating Allocation Percentage 97.6536%
		Pool Factor					      0.8197091
		Liquidation Loss Amount for Liquidated Loans	      108,494.33
		Unreimbursed Liquidation Loss Amount		      0.00

	C.	POOL INFORMATION

		Beginning Pool Balance				      433,666,676.00
		Ending Pool Balance				      427,733,472.98
		Servicing Fee					      180,694.45

	D.	INVESTOR CERTIFICATE RATE

		Investor Certificate Rate			      6.880000%
		LIBOR Rate					      6.620000%
		Maximum Rate					      9.704937%

	E.	DELINQUENCY & REO STATUS

		Delinquent 30-59 days
		    No. of Accounts				      106
		   Trust Balances				      3,014,644.00
		Delinquent 60-89 days
		    No. of Accounts				      30
		   Trust Balances				      787,453.00
		Delinquent 90+ days
		    No. of Accounts				      39
		   Trust Balances				      1,356,148.00
		Delinquent 9+ Months
		    No. of Accounts				      0
		   Trust Balances				      0.00
              	   REO
		    No. of Accounts			              0
		   Trust Balances				      0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:						9/20/00

		IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 15th day of September, 2000


		       Bank One, N.A.	as Servicer


		   	__/s/_Tracie Klein______

	       		Tracie Klein
	       		First Vice President

	Distribution List:

	"   Keith Richardson - Bank One, N.A."



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By:	__/s/_Keith Richardson______
Name:	Keith Richardson
Dated September 25, 2000